Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated December 10, 2015
to the AICPA Group Contract Prospectus
 (For Certificates effective on or after 1/1/2009)

dated May 1, 2015 for

Group Variable Universal Life Insurance Contracts

Effective October 1, 2015, there are updates to the optional extended Death Benefit.

In this prospectus, we use the term Extended Death Benefit Protection During Total Disability. In your certificate this is referred to as Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability.

Your coverage may be extended until age 80 for those that have elected this optional benefit and become disabled on or after October 1, 2015.

Replace the Extended Death Protection During Total Disability on page 23 with the following paragraphs.

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that continues to provide you with protection while you are totally disabled. Under this provision, Prudential Insurance will waive your monthly charges if you became totally disabled prior to age 60 and after you have been totally disabled nine continuous months.

We will extend your insurance coverage as long as you remain disabled for successive one-year periods, until age 75 if you were disabled before 10/1/2015. If you were disabled on or after 10/1/2015, we will extend your insurance coverage as long as you remain disabled for successive one-year periods, until age 80. At age 75 or 80 whichever is applicable, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

You must provide satisfactory proof of continued total disability.

AICPA2SUP102